                            _______________________________


                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported):
                                    June __, 1997


EquiVantage Acceptance Corp. on behalf of EquiVantage Home Equity Loan Trust 1997-2
                (Exact Name of Registrant as Specified in its Charter)



         Delaware                   333-22343                76-0448074
(State of Incorporation)          (Commission           (I.R.S. Employer
                                  File Number)          Identification No.)



         13111 Northwest Freeway, Suite 301, Houston, Texas        77040
         (Address of Principal Executive Offices)               (Zip Code)

         Registrant's telephone number, including area code:  (713) 895-1957

                                      No Change
            (Former Name or Former Address, if Changed Since Last Report)

                            _______________________________

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    The financial statements of Financial Guaranty Insurance Company ("FGIC")
as of December 31, 1996 and 1995, that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to EquiVantage Home Equity Loan Asset-Backed Certificates, Series 1997-2, is attached hereto as Exhibit 23.1.

    The financial statements of FGIC as of December 31, 1996 and 1995, are attached hereto as Exhibit 99.1. The unaudited interim financial statements of FGIC as of March 31, 1997, are attached hereto as Exhibit 99.2.

    Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         23.1      Consent of KPMG Peat Marwick LLP

         99.1      Financial statements of FGIC, December 31, 1996 and 1995

         99.2      Unaudited interim financial statements of FGIC as of March
                   31, 1997
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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             EQUIVANTAGE ACCEPTANCE CORP.


                             By:  /s/ John E. Smith
                                  John E. Smith
                                  President



Date:  June __, 1997
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                           CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated January 17, 1997 on the financial statements of Financial Guaranty Insurance Company as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996 included in the Form 8-K of EquiVantage Acceptance Corp., and to reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                       /s/ KPMG Peat Marwick LLP
New York, New York
June __, 1997